                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                MARCH 31, 1998

                                                                   Number        Market
          Common Stocks                                           of Shares      Value
----------------------------------                               -----------   -----------
Industrial Services (21.4%)
 Air Express International
  (Air freight forwarding)                                          23,000     $   610,937
 Expeditors International of Washington, Inc.
  (International air freight forwarding)                            10,500         450,188
 G & K Services, Inc. Class A
  (Uniform rental service)                                          19,000         833,625
 Interpublic Group of Companies, Inc.
  (Worldwide advertising agencies)                                  20,000       1,242,500
                                                                                ----------
                                                                                 3,137,250
                                                                                ----------
Computers and Software (15.1%)
 American Power Conversion*
  (Leading producer of uninterruptible power supply products)       26,000         745,875
 Hewlett-Packard Company
  (Manufacturer of printers, computers, and medical
  electronic equipment)                                              9,500         602,063
 Intel Corporation
  (Manufacturer of microprocessors, microcontrollers,
  and memory chips)                                                 11,000         858,687
                                                                                ----------
                                                                                 2,206,625
                                                                                ----------
Telecommunications (11.6%)
 L.M. Ericsson Telephone AB
  (Manufacturer of telecom systems and cellular handsets)           16,500         784,781
 Hong Kong Telecommunications Ltd.
  (International telecommunications services)                       21,000         439,688
 Motorola, Inc.
  (Manufacturer of communication equipment)                          7,700         466,813
                                                                                ----------
                                                                                 1,691,282
                                                                                ----------
Medical Devices (10.2%)
 Medtronic, Inc.
  (Manufacturer of implantable biomedical devices)                  14,400         747,000
 Stryker Corp.
  (Developer and manufacturer of surgical and medical devices)      16,000         750,000
                                                                                ----------
                                                                                 1,497,000
                                                                                ----------
Financial Services (10.1%)
 American International Group
  (Major international insurance holding company)                    6,000         755,625
 State Street Corporation
  (Provider of U.S. and global securities custodial services)       10,500         714,656
                                                                                ----------
                                                                                 1,470,281
                                                                                ----------
Restaurants (5.7%)
 McDonald's Corporation
  (Fast food restaurants and franchising)                           14,000         840,000
                                                                                ----------

*Non-income producing security.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                MARCH 31, 1998

                                                          Number       Market
         Common Stocks (continued)                       of Shares     Value
--------------------------------------------            -----------  -----------
Pharmaceutical (5.7%)
 Eli Lilly and Co.
  (Healthcare products)                                    7,200     $   429,300
 Warner-Lambert Company
  (Pharmacuetical and consumer products)                   2,400         408,750
                                                                     -----------
                                                                         838,050
                                                                     -----------
Electrical Equipment (5.7%)
 General Electric Co.
  (Diversified industrial company)                         9,600         827,400
                                                                     -----------
Distributors (5.5%)
 Molex, Inc.
  (Distributor of electrical, electronic, and fiber
  optic interconnection products and systems)             30,000         804,375
                                                                     -----------
Consumer Products (5.2%)
 Colgate-Palmolive Company
  (Household and personal care products)                   2,200         190,575
 Mattel, Inc.
  (Toy manufacturer)                                      14,500         574,562
                                                                     -----------
                                                                         765,137
                                                                     -----------
Miscellaneous (3.0%)
 Callaway Golf Company
  (Manufacturer of golf clubs)                            15,000         435,000
                                                                     -----------

Total Common Stocks - 99.2%                                           14,512,400

Cash and Other Assets, Less Liabilities - 0.8%                           116,085
                                                                     -----------

Net Assets - 100.0%                                                  $14,628,485
                                                                     ===========

Net Asset Value Per Share
 (Based on 1,099,228 shares outstanding at March 31, 1998)           $     13.31
                                                                     ===========